Convertible Bonds	9 Months Ended
Sep. 30, 2024
Convertible Bonds [Abstract]
CONVERTIBLE BONDS

Note 4:- CONVERTIBLE BONDS

In June 2024, the Company issued convertible bonds in the principal amount of NIS 110,000 (approximately $30,000). The proceeds from the sale of the bonds, which were approximately NIS 112,400 (approximately $30,500), are held in escrow and will be released to the Company upon meeting certain conditions by March 31, 2025, or earlier if the bonds were converted at the election of the bonds’ holders. The bonds bear interest on the principal amount of the bonds at the rate or 6.5% per annum, mature on May 30, 2028, and are convertible into the Company’s ordinary shares at a conversion price of NIS 9.53 (approximately $2.60) per share. The bonds are listed for trading on the Tel Aviv Stock Exchange (“TASE”) and trading commenced on June 6, 2024. The Company recognized the convertible bonds as a liability and the cash held in escrow under other assets in the balance sheet. As the convertible debt contained embedded features not closely related to the host contract, the Company elected to apply the fair value option to it. The fair value of the Convertible debt is based on its quoted price. The Company recorded financial expense amounting to $140 for the three months ended in September 30, 2024.